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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Casella Waste Systems, Inc. of our report dated January 26, 2005, on the financial statements of US GreenFiber, LLC, which appears in Casella Waste Systems Inc.'s Annual Report on Form 10-K for the year ended April 30, 2005.

/s/ PricewaterhouseCoopers LLP
Charlotte, North Carolina
August 17, 2005

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM